Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)        Delaware Tax-Efficient Equity Fund









Growth of Capital







                           [GROWTH OF CAPITAL ARTWORK]






                                                              2001 ANNUAL REPORT

TABLE OF CONTENTS
-----------------

Letter to Shareholders        1

Portfolio Management
Review                        3

Performance Summary           5

Financial Statements

   Statement of Net Assets    6

   Statement of Operations    8

   Statements of Changes in
   Net Assets                 9

   Financial Highlights      10

   Notes to Financial
   Statements                13

   Report of Independent
   Auditors                  15




A TRADITION OF SOUND INVESTING SINCE 1929
-----------------------------------------

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.

o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o  We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o  We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder



"AS 2001 PROGRESSED,
MAJOR STOCK INDEXES,
INCLUDING THE S&P 500
INDEX, SEEMED TO GROPE
FOR A BOTTOM AS
INVESTORS SPECULATED
ABOUT THE DIRECTION OF
THE ECONOMY."

May 1, 2001

Recap of Events -- During the fiscal year ended April 30, 2001, the stock market struggled as the U.S. economy slowed considerably and threatened to end its 10-year run of sustained growth. After a spring and summer of market volatility in 2000, an array of economic indicators pointed to a quickly falling economic growth rate during the fall. Corporate profits began to weaken, and the result was poor performance for U.S. stocks and aggressive action from the Federal Reserve Board, which began slashing interest rates early in 2001 in an effort to jump-start the economy.

Softer corporate profits first became apparent in sectors such as technology, telecommunications, and manufacturing during the fall of 2000. As the slowdown progressed, corporate earnings weakness spread throughout the economy and affected a wider array of stocks that included many blue chips. A recent report published by The Wall Street Journal asserted that, once all numbers were tallied, U.S. corporate profits would prove to have dropped by as much as 43% during the first quarter of 2001.

As 2001 progressed, major stock indexes, including the S&P 500 Index, seemed to grope for a bottom as investors speculated about the direction of the economy. Early in 2001, many stocks experienced the proverbial "January Effect," with major stock indexes reversing direction for a few weeks and posting gains that were eventually given back.

By April 30, 2001, the obviously weakened economy and a dim profit picture had taken a toll on stock performance. For the year ended April 30, 2001, the S&P 500 Index fell 12.97%. By comparison, the technology-heavy Nasdaq Composite Index lost 45.18%. However, equity investors appeared to be regaining some degree of confidence given the Fed's rate cuts and the reduced valuation of the market, as major indexes posted strong returns in April.

Total Return
For the period ended April 30, 2001                     One Year
------------------------------------------------------------------------
Delaware Tax-Efficient Equity Fund -- Class A Shares    -12.57%
------------------------------------------------------------------------
Lipper Multi-Cap Core Funds Average (326 funds)         -10.65%
Standard & Poor's 500 Index                             -12.97%
------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 5. The Lipper category represents the average returns of a peer group of multi-cap mutual funds with similar investment objectives tracked by Lipper (Source:
Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware Tax-Efficient Equity Fund posted a return of -12.57% (Class A shares at net asset value with distributions reinvested) for the year ended April 30, 2001. Although the Fund outperformed the S&P 500 Index, which declined 12.97% during the same period, it underperformed its peer group, the Lipper Multi-Cap Core Funds Average, which returned -10.65%. This occurred, in part, because small-cap and mid-cap stocks performed better than the large-cap core stocks on which the Fund was focused.

As you may know, on April 19, 2001, the Fund's Board of Trustees approved a proposal to merge the Fund into the Delaware Devon Fund, a series of Delaware Group Equity Funds I, subject to shareholder approval at a special meeting to be held on or about July 26, 2001. If you were a shareholder of the Fund on May 30, 2001, you should have already received a proxy statement, which provides additional information about the proposed merger. In addition, you should have received a Delaware Devon Fund prospectus, which contains detailed information about that Fund including fees and expenses. If you have questions about the proposed merger or the Delaware Devon Fund, please call 800 523-1918.

Market Outlook -- Although we expect to see more weak corporate earnings reports during the second quarter of 2001, we believe that the worst of the market's woes are now behind us. While we are likely to see continued volatility over the next few months, we believe that the desired effects of the Fed's rate decreases should eventually be felt and that the Fed is likely to succeed in stimulating both the economy and the stock market in 2001.

Investors in stocks and stock mutual funds have endured challenging markets for more than a year. In our opinion, market bottoms are nearly impossible to pinpoint, but we would note that the Fed usually gets its way and that stock markets typically do respond to interest rate cuts. Typically, the direction of the stock market leads the economy by several months. The onset of a sustained market rally may not be foreshadowed by a specific economic indicator, or by any signal at all.

We believe there are currently plenty of reasons for optimism. Due to the Fed's aggressive interest rate reductions, we expect to see a recovery in corporate profits later this year. Overall, stock valuations have contracted to much more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

Thank you for your continued confidence and your commitment to Delaware Investments.

Sincerely,


/s/  Charles E. Haldeman, Jr.             /s/   David K. Downes
------------------------------------      --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
---------------------------

       Francis X. Morris
 Senior Portfolio Manager

             May 1, 2001

"DELAWARE TAX-EFFICIENT
EQUITY FUND CONTINUES
TO FOCUS ON
UNDERVALUED COMPANIES
THAT MAY BE IN A
TRANSITION FROM
VALUE TO GROWTH, OR
FROM MID-CAP TO
LARGE-CAP STATUS."

The Fund's Results
Delaware Tax-Efficient Equity Fund returned -12.57% (Class A shares at net asset value with distributions reinvested) for the year ended April 30, 2001. By comparison, the S&P 500 Index dropped 12.97%, and the Lipper Multi-Cap Core Funds Average returned -10.65% over the same period. Although the Fund's performance was disappointing, it occurred during one of the most difficult years that equity markets have ever experienced. Technology stocks and growth stocks fell particularly hard as the technology bubble burst. This was compounded by continued bad economic news.

We continue to see an increasing focus on corporate fundamentals, as many investors are now thinking in terms of earnings and fair valuations. We believe this is a positive trend that will help lead to moderate and sustainable growth in stock performance. Delaware Tax-Efficient Equity Fund continues to focus on undervalued companies that may be in a transition from value to growth, or from mid-cap to large-cap status. Within these groups, we search for companies that have stable, consistent earnings, strong management, and accelerated growth rates.

Portfolio Highlights
The Fund's best-performing sectors included finance, energy, and basic materials. Top performers among financial holdings during the fiscal year included Freddie Mac and Capital One Financial. We were aided by our early emphasis on credit card companies, which were undervalued by historical standards. Despite the fact that we anticipated severe consumer credit difficulties, our forecasts pointed to a robust profit cycle for these companies. We were helped by the fact that the economy has had a softer landing than many people anticipated.

Coastal, part of our energy sector, merged with energy company El Paso during the period and has continued to perform well. Tidewater, an oil service company involved in the supply vessel business, Anadarko Petroleum, and Nabors Industries each were relatively strong performers during the difficult year. Andarko Petroleum and Nabors Industries positions were sold from the Fund as we believe their performance has peaked and reached a level of fair value. Dow Chemical and Alcoa were among the top performers in the basic materials sector.

The technology, communications services, and capital goods areas all shared disappointing results. We held fewer technology issues during the period than many major large-cap indexes. Against the benchmark, the Fund performed relatively well within both the technology and communications services areas due to some strong stock selection. Nevertheless, disappointments dominated these sectors of the economy and negatively impacted your Fund's performance, as the sharp correction continued to repeal excess valuations that had been created during 1999 and early 2000. The earnings outlook for many corporations became murky as the economic downturn continued. Business plans, especially among less mature technology companies, were often re-evaluated or re-written on the fly as customers deferred or canceled orders.

Portfolio Characteristics
April 30, 2001
------------------------------------
Beta*                          1.07
------------------------------------
Average Price-to-Earnings
  Ratio**                     24.91
------------------------------------
Median Market
  Capitalization     $45.80 billion
------------------------------------
Portfolio Turnover             149%
------------------------------------

 *Beta is a measure of risk relative to the S&P 500 Index. A number less than
  1.0 means less historical price volatility than the Index. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call.


Delaware Tax-Efficient Equity Fund
Top 10 Holdings
As of April 30, 2001

                          Percentage
Company                  of Net Assets
--------------------------------------
General Electric              4.0%
Tidewater                     2.9%
Microsoft                     2.5%
Exxon Mobil                   2.5%
Freddie Mac                   2.5%
AOL Time Warner               2.4%
Merrill Lynch                 2.4%
Pfizer                        2.4%
JP Morgan Chase               2.4%
Fleet Boston Financial        2.2%



During the fiscal period, we used a "barbell" approach to our technology investments, balancing those stocks that we consider to be somewhat more "defensive" with those whose business lines are more purely cyclical. For example, companies that we consider among our "defensive" technology holdings include Electronic Data Systems, First Data Corp., and IBM. We consider each of these companies to be less economically sensitive than the whole of the technology universe. Each witnessed their stocks appreciate during the period.

Individual disappointments in communications and technology included Computer Associates, Ciena Corp., Motorola, and Nortel Networks, which are no longer held within the Fund. SBC Communications and WorldCom still remain in the Fund as of April 30, 2001. Many of these stocks were particularly hard hit by a reduction in sales as corporate capital expenditures diminished.

Consumer cyclical stocks, particularly in retail, also hurt the Fund's performance. Best Buy and Circuit City were affected by the decline in consumer confidence and the fact that a substantial portion of their products is related to personal computer devices and infrastructure. As of April 30, 2001, we completely sold our position of these two securities.

Outlook
As a result of the dramatic decline in corporate profitability over the past six months, the Federal Reserve has aggressively moved to stimulate business activity through lower interest rates. This reduction should impact economic activity during the latter portion of 2001 and into 2002. In general, as signs of stabilization occur, equities are poised to move in advance of the actual profit upturn. Moreover, legacy equities, which have not participated in previous market advances, have the capacity to lead the broader market to higher levels.

To capitalize on this environment, your portfolio has been positioned with a strong representation in these core legacy equities. We anticipate that those sectors having the most economic sensitivity will be the leaders during the first portion of the recovery. Our positioning in financial services, early-cycle technology and capital goods are a means for your portfolio to benefit from the anticipated recovery.

Our emphasis in the financial sector has switched from specialty finance stocks, which carry a price-earnings multiple of approximately 25 times, to capital markets sensitive financials, whose price-earnings multiple is approximately 15 times. In technology, early-cycle can be defined as semiconductors, semiconductor capital equipment companies, and personal computers. These issues were the first to feel the downturn of the past twelve months and should be the early leaders when demand recovers. In capital equipment, we have recently expanded the holdings in your portfolio to include Ingersoll Rand, Emerson Electric, and Danaher Corporation to augment our core positions of General Electric and Tyco International.

Finally, we continue to favor the energy sector, specifically the oil service group. We particularly like those companies with a strong international presence as foreign drilling activity has only recently accelerated. Individual equities held include Schlumberger Limited, Tidewater, and Rowan Companies.

FUND BASICS
-----------
As of April 30, 2001

Fund Objective
The Fund seeks to obtain for
taxable investors a high total return
on an after-tax basis.

Total Fund Net Assets
$36.79 million

Number of Holdings
73

Fund Start Date
June 27, 1997

Your Fund Manager

Francis X. Morris received a BA
at Providence College and an MBA
degree from Widener University.
He joined Delaware in 1997.
Previously, he served as vice
president and director of equity
research at PNC Asset
Management. Mr. Morris is a past
president of the Financial Analysts
Society of Philadelphia and is a
member of the Association for
Investment Management and
Research and the National
Association of Petroleum
Investment Analysts.

Nasdaq Symbols
Class A   DVAAX
Class B   DVATX
Class C   DVAZX

DELAWARE TAX-EFFICIENT EQUITY FUND PERFORMANCE
----------------------------------------------

Growth of a $10,000 Investment
June 27, 1997 (Fund inception) through April 30, 2001

             Delaware Tax-efficient Equity Fund-Class A Shares    S&P 500 Index
Jun '97                             9,424                            10,000
Oct '97                             9,933                            10,390
Apr '98                            12,206                            12,727
Oct '98                            11,962                            12,675
Apr '99                            13,071                            15,506
Oct '99                            12,140                            15,929
Apr '00                            12,173                            17,076
Oct '00                            11,663                            16,900
Apr '01                            10,643                            14,860

Chart assumes $10,000 invested on June 27, 1997, the Fund's inception, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. Returns plotted on the chart were as of the last day of each successive period shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index, which is a hypothetical portfolio. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Past performance is not a guarantee of future results.

Average Annual Total Returns
Through April 30, 2001                 Lifetime          One Year
---------------------------------------------------------------------------
Class A (Est. 6/27/97)
         Excluding Sales Charge          +3.22%          -12.57%
         Including Sales Charge          +1.63%          -17.60%
---------------------------------------------------------------------------
Class B (Est. 6/27/97)
         Excluding Sales Charge          +2.48%          -13.28%
         Including Sales Charge          +1.75%          -17.61%
---------------------------------------------------------------------------
Class C (Est. 6/27/97)
         Excluding Sales Charge          +2.51%          -13.27%
         Including Sales Charge          +2.51%          -14.13%
---------------------------------------------------------------------------
Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

An expense limitation was in effect for all classes of Delaware Tax-Efficient Equity Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The average total annual returns for the lifetime and one-year periods ended April 30, 2001 for Delaware Tax-Efficient Equity Fund Institutional Class were +2.82% and -12.41%, respectively. The Institutional Class was made more available without sales charges only to certain eligible institutional accounts on August 29, 1997.

Nasdaq Symbol Institutional Shares: DVXIX

Statement of Net Assets

DELAWARE TAX-EFFICIENT EQUITY FUND
----------------------------------

                                                     Number of    Market
April 30, 2001                                       Shares       Value
--------------------------------------------------------------------------------
 Common Stock - 100.20%
 Aerospace & Defense - 0.91%
 Northrop ........................................    3,700       $  333,925
                                                                  ----------
                                                                     333,925
                                                                  ----------
 Automobiles & Automobile Parts - 1.79%
 Danaher .........................................    4,600          257,646
 Ford Motor ......................................   13,600          400,928
                                                                  ----------
                                                                     658,574
                                                                  ----------
 Banking, Finance & Insurance - 20.92%
 Bank of America .................................    9,900          554,400
 Capital One Financial ...........................   10,900          685,174
 Citigroup .......................................   14,933          733,957
 Fleet Boston Financial ..........................   21,400          821,118
 Freddie Mac .....................................   13,800          908,041
 Goldman Sachs Group .............................    4,500          409,950
 JP Morgan Chase .................................   18,190          872,756
 Merrill Lynch ...................................   14,200          876,140
 US Bancorp ......................................   30,500          645,990
 Wachovia ........................................    4,400          267,520
 Wells Fargo .....................................    9,300          436,821
 XL Capital - Class A ............................    6,900          488,520
                                                                  ----------
                                                                   7,700,387
                                                                  ----------
 Chemicals - 2.70%
 Dow Chemical ....................................   15,900          531,855
 duPont (E.I.) de Nemours ........................   10,200          460,938
                                                                  ----------
                                                                     992,793
                                                                  ----------
 Computers & Technology - 17.51%
+AOL Time Warner .................................   17,700          893,850
+BEA Systems .....................................    7,000          285,950
+Cisco Systems ...................................   20,800          353,184
 Compaq Computer .................................   30,000          525,000
 Electronic Data Systems .........................   10,800          696,600
+EMC .............................................    9,200          364,320
 First Data ......................................    8,200          553,008
 International Business Machines .................    5,700          656,298
+Micron Technology ...............................   10,600          481,028
+Microsoft .......................................   13,700          928,175
+Oracle ..........................................   26,000          420,160
+Sun Microsystems ................................   16,800          287,616
                                                                  ----------
                                                                   6,445,189
                                                                  ----------
 Consumer Products - 4.81%
 Corning .........................................   14,000          307,580
 Kimberly-Clark ..................................   12,100          718,740
 Tyco International ..............................   13,900          741,843
                                                                  ----------
                                                                   1,768,163
                                                                  ----------
 Electronics & Electrical Equipment - 10.44%
+Agere Systems - Class A .........................   30,300          212,100
 Emerson Electric ................................    6,700          446,555
 General Electric ................................   30,100        1,460,753
 Intel ...........................................   19,100          590,381
+JDS Uniphase ....................................   14,200          303,596
+KLA-Tencor ......................................    6,800          373,728
 Texas Instruments ...............................   11,700          452,790
                                                                  ----------
                                                                   3,839,903
                                                                  ----------

                                                     Number of    Market
                                                     Shares       Value
--------------------------------------------------------------------------
 Common Stock (continued)
 Energy - 7.39%
 Conoco ..........................................     12,600  $   381,654
 El Paso .........................................      7,738      532,374
 Exxon Mobil .....................................     10,300      912,580
+Reliant Resources ...............................      4,600      138,000
+Rowan Companies .................................      9,900      328,581
 Schlumberger Limited ............................      6,400      424,320
                                                               -----------
                                                                 2,717,509
                                                               -----------
 Food, Beverage & Tobacco - 2.46%
 Anheuser Busch ..................................     11,200      447,888
 Coca Cola .......................................      9,900      457,281
                                                               -----------
                                                                   905,169
                                                               -----------
 Healthcare & Pharmaceuticals - 14.08%
 American Home Products ..........................     10,400      600,600
+Amgen ...........................................     5,100      311,814
 Baxter International ............................      4,400      401,060
 Biomet ..........................................      7,700      329,021
 Johnson & Johnson ...............................      4,300      414,864
 Medtronic .......................................     13,100      584,260
 Merck ...........................................      9,400      714,118
 Pfizer ..........................................     20,200      874,660
 Schering-Plough .................................     14,800      570,392
+Watson Pharmaceutical ...........................      7,600      378,480
                                                               -----------
                                                                 5,179,269
                                                               -----------
 Industrial Machinery - 0.78%
 Ingersoll-Rand ..................................      6,100      286,700
                                                               -----------
                                                                   286,700
                                                               -----------
 Leisure, Lodging & Entertainment - 1.41%
 Viad ............................................      9,600      238,656
 Walt Disney .....................................      9,200      278,300
                                                               -----------
                                                                   516,956
                                                               -----------
 Metals & Mining - 0.92%
 Alcoa ...........................................      8,200      339,480
                                                               -----------
                                                                   339,480
                                                               -----------
 Retail - 3.23%
+Federated Department Stores .....................     11,000      472,780
 Home Depot ......................................     11,000      518,100
 Wal-Mart Stores .................................      3,800      196,612
                                                               -----------
                                                                 1,187,492
                                                               -----------
 Telecommunications - 4.58%
 BellSouth .......................................     13,600      570,656
 SBC Communications ..............................     13,600      561,000
+WorldCom ........................................     30,400      554,800
                                                               -----------
                                                                 1,686,456
                                                               -----------
 Transportation & Shipping - 2.93%
 Tidewater .......................................     23,000    1,078,010
                                                               -----------
                                                                 1,078,010
                                                               -----------
 Utilities - 3.34%
 Allegheny Energy ................................      5,200      266,032
 Dominion Resources ..............................      7,200      493,128
 Duke Energy .....................................      6,200      289,912
 PPL .............................................      3,300      181,500
                                                               -----------
                                                                 1,230,572
                                                               -----------
 Total Common Stock (cost $36,889,304) ...........              36,866,547
                                                               -----------

                                                  Principal         Market
Delaware Tax-Efficient Equity Fund                Amount            Value
--------------------------------------------------------------------------------

Repurchase Agreements - 1.22%
With BNP Paribas 4.51% 5/1/01
 (dated 4/30/01, collateralized by $148,000
 U.S. Treasury Notes 6.375% due 9/30/01,
 market value $149,943) ..........................$    146,000      $   146,000
With Chase Manhattan 4.50% 5/1/01
 (dated 4/30/01, collateralized by $97,000
 U.S. Treasury Notes 6.625% due 7/31/01,
 market value $98,287 and $59,000 U.S.
 Treasury Notes 11.125% due 8/15/03,
 market value $67,112) ...........................      162,000         162,000

With UBS Warburg 4.51% 5/1/01 (dated
 4/30/01, collateralized by $25,000 U.S.
 Treasury Notes 6.125% due 12/31/01, market
 value $26,180 and $45,000 U.S. Treasury Notes
 6.50% due 5/31/02, market value $46,818 and
 $25,000 U.S. Treasury Notes 5.50% due 3/31/03,
 market value $25,681 and $46,000 U.S.Treasury
 Notes 5.75% due 8/15/03, market
 value $46,273) ..................................      142,000         142,000
                                                                    ------------

Total Repurchase Agreements
 (cost $450,000) .................................                      450,000
                                                                    ------------

Total Market Value of Securities - 101.42%
 (cost $37,339,304) ..............................                   37,316,547

Liabilities Net of Receivables and
 Other Assets - (1.42%) ..........................                     (522,955)
                                                                    ------------

Net Assets Applicable to 3,901,503 Shares
 Outstanding - 100.00% ...........................                  $36,793,592
                                                                    ============

Net Asset Value - Delaware Tax-Efficient Equity
 Fund Class A
 ($13,437,866 / 1,400,496 Shares) ................                        $9.60
                                                                          -----

Net Asset Value - Delaware Tax-Efficient Equity
 Fund Class B
 ($19,049,315 / 2,040,256 Shares) ................                        $9.34
                                                                          -----

Net Asset Value - Delaware Tax-Efficient Equity
 Fund Class C
 ($4,306,400 / 460,750 Shares) ...................                        $9.35
                                                                          -----

Net Asset Value - Delaware Tax-Efficient Equity
 Fund Institutional Class
 ($11.46 / 1.185 Shares) .........................                        $9.67
                                                                          -----

--------------------------------------------------------------------------------

Components of Net Assets at April 30, 2001:
Shares of beneficial interest (unlimited
 authorization - no par) .........................                 $ 43,793,965
Accumulated net realized loss on investments .....                   (6,977,616)
Net unrealized depreciation of investments .......                      (22,757)
                                                                   ------------
Total Net Assets .................................                 $ 36,793,592
                                                                   ============
----------
 ADR - American Depositary Receipts
+Non-income producing security for the year ended April 30, 2001.

Net Asset Value and Offering Price per Share -
 Delaware Tax-Efficient Equity Fund
Net asset value Class A (A) ......................                        $9.60
Sales charge (5.75% of offering price, or 6.15%
 of amount invested per share) (B) ...............                         0.59
                                                                         ------
Offering price ...................................                       $10.19
                                                                         ======
----------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations



Year Ended April 30, 2001                     Delaware Tax-Efficient Equity Fund
--------------------------------------------------------------------------------

Investment Income:
Dividends ................................................ $463,459
Interest .................................................   80,229    $ 543,688
                                                           --------    ---------

Expenses:
Management fees ..........................................  354,307
Distribution expense .....................................  345,778
Dividend disbursing and transfer agent fees
 and expenses ............................................   92,709
Reports and statements to shareholders ...................   80,197
Registration fees ........................................   57,591
Accounting and administration ............................   19,736
Trustees' fees ...........................................    5,480
Taxes (other than taxes on income) .......................    3,111
Custodian fees ...........................................    2,512
Other ....................................................    1,386     962,807
                                                              -----
Less expenses absorbed or waived .........................              (64,774)
Less expenses paid indirectly ............................               (1,999)
                                                                    -----------
Total Expenses ...........................................              896,034
                                                                    -----------
Net Investment Loss ......................................             (352,346)
                                                                    -----------

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments .........................             (626,752)
Net change in unrealized appreciation/depreciation
 of investments ..........................................           (5,576,172)
                                                                    -----------

Net Realized and Unrealized Loss on Investments ..........           (6,202,924)
                                                                    -----------

Net Decrease in Net Assets Resulting from Operations .....          $(6,555,270)
                                                                    ===========

                             See accompanying notes

Statements of Changes in Net Assets

                                              Delaware Tax-Efficient Equity Fund
--------------------------------------------------------------------------------
                                                             Year Ended
                                                       4/30/01        4/30/00

Decrease in Net Assets from Operations:
Net investment loss .................................  $(352,346)     $(418,268)
Net realized loss on investments ....................   (626,752)    (3,007,008)
Net change in unrealized appreciation/depreciation
 of investments ..................................... (5,576,172)    (4,848,748)
                                                     --------------------------
Net decrease in net assets resulting from operations  (6,555,270)    (8,274,024)
                                                     --------------------------

Capital Share Transactions:
Proceeds from shares sold:
 Class A ............................................  1,222,221      8,272,325
 Class B ............................................  2,506,006     13,425,139
 Class C ............................................    705,662      4,283,208
 Institutional Class ................................         --         79,623
                                                     --------------------------
                                                       4,433,889     26,060,295
                                                     --------------------------
Cost of shares repurchased:
 Class A ............................................ (8,173,258)   (22,172,379)
 Class B ............................................ (9,257,394)   (18,799,714)
 Class C ............................................ (2,358,164)    (7,713,223)
 Institutional Class ................................         --        (79,363)
                                                     --------------------------
                                                     (19,788,816)   (48,764,679)
                                                     --------------------------
Decrease in net assets derived from capital
 share transactions                                  (15,354,927)   (22,704,384)
                                                     --------------------------
Net Decrease in Net Assets ..........................(21,910,197)   (30,978,408)

Net Assets:
Beginning of period ................................. 58,703,789     89,682,197
                                                     --------------------------
End of period .......................................$36,793,592    $58,703,789
                                                     ==========================


                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                            Delaware Tax-Efficient Equity Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Period
                                                                                                                          6/27/97(1)
                                                                                                  Year Ended                  to
                                                                                       4/30/01     4/30/00     4/30/99     4/30/98

Net asset value, beginning of period ...........................................       $10.980     $11.790     $11.010     $ 8.500

Income (loss) from investment operations:
 Net investment income (loss)(2) ...............................................        (0.033)     (0.008)     (0.006)      0.010
 Net realized and unrealized gain (loss)
  on investments ...............................................................        (1.347)     (0.802)      0.786       2.500
                                                                                       -------------------------------------------
 Total from investment operations ..............................................        (1.380)     (0.810)      0.780       2.510
                                                                                       -------------------------------------------

Net asset value, end of period .................................................       $ 9.600     $10.980     $11.790     $11.010
                                                                                       ===========================================

Total return(3) ................................................................       (12.57%)     (6.87%)      7.09%      29.53%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .......................................       $13,438     $22,861     $40,174     $13,898
 Ratio of expenses to average net assets .......................................         1.43%       1.32%       1.45%       1.47%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ..............................         1.61%       1.37%       1.61%       1.99%
 Ratio of net investment income (loss) to average
  net assets ...................................................................        (0.28%)     (0.07%)     (0.10%)      0.13%
 Ratio of net investment loss to average net assets
  prior to expense limitation and expenses
  paid indirectly ..............................................................        (0.46%)     (0.12%)     (0.26%)     (0.39%)
 Portfolio turnover ............................................................          149%        117%         48%         14%

----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                               Delaware Tax-Efficient Equity Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Period
                                                                                                                          6/27/97(1)
                                                                                                Year Ended                     to
                                                                                       4/30/01     4/30/00     4/30/99     4/30/98

Net asset value, beginning of period ...........................................       $10.770     $11.650     $10.960     $ 8.500

Income (loss) from investment operations:
 Net investment loss(2) ........................................................        (0.102)     (0.089)     (0.089)     (0.053)
 Net realized and unrealized gain (loss)
  on investments ...............................................................        (1.328)     (0.791)      0.779       2.513
                                                                                       -------------------------------------------
 Total from investment operations ..............................................        (1.430)     (0.880)      0.690       2.460
                                                                                       -------------------------------------------


Net asset value, end of period .................................................       $ 9.340     $10.770     $11.650     $10.960
                                                                                       ===========================================

Total return(3) ................................................................       (13.28%)     (7.55%)      6.30%      28.94%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .......................................       $19,049     $29,136     $38,225      $7,958
 Ratio of expenses to average net assets .......................................         2.18%       2.07%       2.20%       2.20%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ..............................         2.31%       2.07%       2.36%       2.72%
 Ratio of net investment loss to average net assets ............................        (1.03%)     (0.82%)     (0.85%)     (0.60%)
 Ratio of net investment loss to average net assets
  prior to expense limitation and expenses
  paid indirectly ..............................................................        (1.16%)     (0.82%)     (1.01%)     (1.12%)
 Portfolio turnover ............................................................          149%        117%         48%         14%

----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                            See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                             Delaware Tax-Efficient Equity Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Period
                                                                                                                          6/27/97(1)
                                                                                                  Year Ended                   to
                                                                                        4/30/01     4/30/00     4/30/99     4/30/98

Net asset value, beginning of period ...........................................        $10.780     $11.660     $10.960     $ 8.500

Income (loss) from investment operations:
 Net investment loss(2) ........................................................         (0.102)     (0.089)     (0.089)     (0.054)
 Net realized and unrealized gain (loss)
  on investments ...............................................................         (1.328)     (0.791)      0.789       2.514
                                                                                        -------------------------------------------
 Total from investment operations ..............................................         (1.430)     (0.880)      0.700       2.460
                                                                                        -------------------------------------------

Net asset value, end of period .................................................         $ 9.350    $10.780     $11.660     $10.960
                                                                                        ===========================================

Total return(3) ................................................................         (13.27%)    (7.55%)      6.39%      28.94%

Ratios and supplemental data:
 Net assets, end of period (000 omitted) .......................................          $4,306     $6,707     $11,284      $2,451
 Ratio of expenses to average net assets .......................................           2.18%      2.07%       2.20%       2.20%
 Ratio of expenses to average net assets prior to
  expense limitation and expenses paid indirectly ..............................           2.31%      2.07%       2.36%       2.72%
 Ratio of net investment loss to average net assets ............................          (1.03%)    (0.82%)     (0.85%)     (0.60%)
 Ratio of net investment loss to average net assets
  prior to expense limitation and expenses
  paid indirectly ..............................................................          (1.16%)    (0.82%)     (1.01%)     (1.12%)
 Portfolio turnover ............................................................            149%       117%         48%         14%

----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) Per share information was based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

For the periods September 1, 1997 through March 9, 1998, and June 17, 1999 through June 23, 1999, the Institutional Class sold shares which were subse-quently redeemed by shareholders. As of April 30, 2001 and since the commencement of operations of the Institutional Class, excluding the aforementioned activity, the Institutional Class had one share outstanding, representing initial seed purchase. Data for this class is excluded from the Financial Highlights because the data is not believed to be meaningful.

                             See accompanying notes

Notes to Financial Statements

April 30, 2001
--------------------------------------------------------------------------------
                  Voyageur Mutual Funds III (the "Trust") is organized as a Delaware business trust and offers three series: Delaware Select Growth Fund (formerly Aggressive Growth Fund), Delaware Growth Stock Fund (to be renamed Delaware Core Equity Fund) and Delaware Tax-Efficient Equity Fund. These financial statements and related notes pertain to the Delaware Tax-Efficient Equity Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sales exclusively to a limited group of investors.

                  The investment objective of the Fund is to seek to obtain for taxable investors a high total return on an after-tax basis.

                  Reorganization
                  At its meeting on April 19, 2001, the Board of Trustees approved, subject to shareholder approval, an acquisition of substantially all of the assets, subject to the liabilities, of Delaware Tax-Efficient Equity Fund in exchange for shares of the Delaware Devon Fund. A special meeting of the shareholders of the Delaware Tax-Efficient Equity Fund will be held on July 26, 2001 to vote on the Agreement and Plan of Reorganization (the "Plan"). If shareholders of the Delaware Tax-Efficient Equity Fund approve the Plan, the merger is expected to occur on or about August 15, 2001.

                  1. Significant Accounting Policies
                  The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

                  Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

                  Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

--------------------------------------------------------------------------------
Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and net realized gain from investments, if any, semi-annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,087 for the period ended April 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. The earnings credits for the period ended April 30, 2001 were approximately $912. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

--------------------------------------------------------------------------------
2. Investment Management, Administration Agreements and Other
   Transactions with Affiliates
In accordance with the terms of the investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion. At April 30, 2001, the Fund had a liability for investment management fees and other expenses payable to DMC of $21,965.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through December 31, 2001.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 2001, the Fund had a liability for such fees and other expenses payable to DSC for $7,194.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. At April 30, 2001, the Fund had a liability for distribution fees and other expenses payable to DDLP of $5,750.

For the period ended April 30, 2001, DDLP earned $3,992 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended April 30, 2001, the Fund made purchases of $68,874,598 and sales of $84,598,151 of investment securities other than U.S. government securities and short-term investments.

--------------------------------------------------------------------------------
At April 30, 2001 the cost of investments for federal income tax purposes was $38,334,345. At April 30, 2001, the net unrealized depreciation was $1,017,798 of which $2,572,180 related to unrealized appreciation of investments and $3,589,978 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of April 30, 2001 of $4,718,062 which may be carried forward and applied against future capital gains. The capital loss carry forward expires in 2008.

4. Capital Shares
Transactions in capital shares were as follows:

                                                            Year        Year
                                                            Ended       Ended
                                                            4/30/01     4/30/00
Shares sold:
 Class A ..............................................     116,301     735,398
 Class B ..............................................     244,113   1,205,712
 Class C ..............................................      68,486     383,253
 Institutional Class ..................................          --       6,731
                                                            -------   ---------
                                                            428,900   2,331,094
                                                            -------   ---------

Shares repurchased:
 Class A ..............................................    (797,636) (2,060,037)
 Class B ..............................................    (910,020) (1,779,812)
 Class C ..............................................    (230,079)   (728,948)
 Institutional Class ..................................          --      (6,731)
                                                          ---------   ---------
                                                         (1,937,735) (4,575,528)
                                                          ---------   ---------
Net decrease ..........................................  (1,508,835) (2,244,434)
                                                          =========   =========

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2001, or at any time during the year.

Report of Independent Auditors



--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Voyageur Mutual Funds III-- Delaware Tax-Efficient Equity Fund

We have audited the accompanying statement of net assets of Delaware Tax-Efficient Equity Fund (the "Fund" ) as of April 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Tax-Efficient Equity Fund at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernst & Young LLP
                                                          ---------------------



Philadelphia, Pennsylvania
June 8, 2001

DELAWARE INVESTMENTS FAMILY OF FUNDS
------------------------------------


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


Growth of Capital                           International and Global            Tax-Exempt Income
o  Technology and Innovation                o  Emerging Markets Fund            o  National High-Yield
    Fund                                    o  Overseas Equity Fund(+)              Municipal Bond Fund
o  American Services Fund                   o  New Pacific Fund(+)              o  Tax-Free USA Fund
o  Select Growth Fund                       o  International Equity Fund        o  Tax-Free Insured Fund
o  Trend Fund                                                                   o  Tax-Free USA
o  Growth Opportunities Fund                Current Income                          Intermediate Fund
o  Small Cap Value Fund                     o  Delchester Fund                  o  State Tax-Free Funds*
o  U.S. Growth Fund                         o  High-Yield
o  Tax-Efficient Equity Fund(+)                 Opportunities Fund              Stability of Principal
o  Social Awareness Fund                    o  Strategic Income Fund            o  Cash Reserve Fund
o  Core Equity Fund**                       o  Corporate Bond Fund              o  Tax-Free Money Fund
                                            o  Extended Duration
Total Return                                   Bond Fund                        Asset Allocation
o  Blue Chip Fund(+)                        o  American Government              o  Foundation Funds
o  Devon Fund                                   Bond Fund                           Growth Portfolio
o  Growth and Income Fund                   o  U.S. Government                      Balanced Portfolio
o  Decatur Equity                               Securities Fund(+)                  Income Portfolio
    Income Fund                             o  Limited-Term
o  REIT Fund                                    Government Fund
o  Balanced Fund



 *Available for the following states: Arizona, California, Colorado, Florida,
  Idaho, Iowa(+), Kansas(+), Minnesota, Missouri, Montana(+), New Jersey(+), New Mexico(+), New York, North Dakota(+), Oregon, Pennsylvania, and Wisconsin(+). Insured and intermediate bond funds are available in selected states.

**Formerly Growth Stock Fund

(+)Closed to new investors effective April 23, 2001.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions
Representatives Only
800 659-2265

www.delawareinvestments.com

This annual report is for the information of Delaware Tax-Efficient Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Tax-Efficient Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                            Thomas F. Madison                            Investment Manager
                                             President and Chief Executive Officer        Delaware Management Company
Charles E. Haldeman, Jr.                     MLM Partners, Inc.                           Philadelphia, PA
Chairman                                     Minneapolis, MN
Delaware Investments Family of Funds                                                      International Affiliate
Philadelphia, PA                             Janet L. Yeomans                             Delaware International Advisers Ltd.
                                             Vice President and Treasurer                 London, England
Walter P. Babich                             3M Corporation
Board Chairman                               St. Paul, MN                                 National Distributor
Citadel Constructors, Inc.                                                                Delaware Distributors, L.P.
King of Prussia, PA                                                                       Philadelphia, PA

David K. Downes                              AFFILIATED OFFICERS                          Shareholder Servicing, Dividend
President and Chief Executive Officer                                                     Disbursing and Transfer Agent
Delaware Investments Family of Funds         William E. Dodge                             Delaware Service Company, Inc.
Philadelphia, PA                             Executive Vice President and                 Philadelphia, PA
                                             Chief Investment Officer, Equity
John H. Durham                               Delaware Investments Family of Funds
Private Investor                             Philadelphia, PA                             2005 Market Street
Horsham, PA                                                                               Philadelphia, PA 19103-7057
                                             Jude T. Driscoll
John A. Fry                                  Executive Vice President
Executive Vice President                     and Head of Fixed Income
University of Pennsylvania                   Delaware Investments Family of Funds
Philadelphia, PA                             Philadelphia, PA

Anthony D. Knerr                             Richard J. Flannery
Consultant, Anthony Knerr & Associates       President and Chief Executive Officer
New York, NY                                 Delaware Distributors, L.P.
                                             Philadelphia, PA
Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC






(4709)                                                        Printed in the USA
AR-437 [4/01] PPL 6/01                                                     J7155